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                    WARBURG PINCUS INTERNATIONAL GROWTH FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The Fund's Board of Directors has determined to cease offering Common Class shares and to exchange the Fund's outstanding Common Class shares for the Fund's Institutional Class shares. Upon completion of the exchange, holders of the Fund's Common Class shares will become holders of the Fund's Institutional Class shares having a value equal to the value of their Common Class share holdings. Institutional Class investment minimums will not be applied to former Common Class shareholders.

     The Fund's Institutional Class, unlike the Common Class, does not impose a Rule 12b-1 shareholder-servicing and distribution fee. No gain or loss for federal income tax purposes would be recognized by Common Class shareholders as a result of the exchange, which is expected to occur on January 7, 2000. Effective immediately, the Common Class is not offered to investors.

     Effective immediately, the Fund's Board of Directors also voted to reduce the maximum amount the Fund may invest in emerging markets from 40% to 30% of the Fund's net assets.

Dated: November 1, 1999                                            WPIST-16-1199